EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of China ShouGuan Mining Corporation (the “Company”) for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Ming Cheung, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    a) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Dated:    April 23, 2012

CHINA SHOUGUAN MINING CORPORATION, Registrant

/s/ Ming Cheung

By: Ming Cheung, Principal Financial Officer